SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 1996

                        CADMUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           Virginia                     0-12954               54-1274108
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)          Identification
                                                                 Number)

6620 West Broad Street, Suite 240, Richmond, Virginia                  23230
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code               (804) 287-5680
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              6620 West Broad Street, Suite 500, Richmond, VA 23230
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

On August 1, 1996, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to fourth quarter and year-end financial results and read the prepared remarks attached hereto as
Exhibit 99.2 on a conference call with analysts. Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to certain risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) continuing competitive pricing in the markets in which the Company competes, (2) the gain or loss of significant customers or the decrease in demand from existing customers, (3) the timing of significant orders received from customers, (4) seasonal changes in the demand for the Company's products, and (5) changes in the Company's product sales mix.

Item 7.    Exhibits.

        Exhibit 99.1         Press Release

        Exhibit 99.2         Prepared Remarks from Conference Call


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                                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 1, 1996.

                                    CADMUS COMMUNICATIONS CORPORATION

                                    By: /s/ C. Stephenson Gillispie, Jr.
                                            C. Stephenson Gillispie, Jr.
                                            Chairman, President,
                                            and Chief Executive Officer


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                                 Exhibit Index

        Exhibit

99.1    Press Release
99.2    Prepared Remarks from Conference Call